BILL OF SALE AND ASSIGNMENT
(Carrier Leases to EMEGC – Original 12 Towers)

THIS BILL OF SALE AND ASSIGNMENT is executed this 14th day of April, 2005, by ALLIANCE TOWERS, INC. ("Assignor"), a Florida corporation, to E.M. ENTERPRISES GENERAL CONTRACTORS, INC. ("Assignee"), a Florida corporation.

WITNESSETH:

Reference is made to the telecommunications tower carrier leases described on the attached Exhibit A (the "Carrier Leases"). Assignor, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby sell, transfer, assign and deliver to Assignee the entire right, title and interest of Assignor in, to and under the Carrier Leases, free and clear of any and all liabilities (fixed or contingent), obligations, mortgages, liens, security interests, encumbrances, pledges, leases, claims, charges, restrictions, conditions, conditional sale contracts and any other adverse interests or encumbrances of any kind whatsoever.

TO HAVE AND TO HOLD unto Assignee, its legal representatives, successors and assigns forever; and Assignor does covenant, represent and warrant to and with the Assignee, its legal representatives, successors and assigns, as follows:

FIRST. That Assignor is the lawful owner of all rights as lessor in, to and under the Carrier Leases and has good right to convey the same free and clear of all liens and encumbrances whatsoever.

SECOND. That Assignee shall quietly possess and enjoy the Carrier Leases without hindrance, obstruction or interference of any kind by any persons whomsoever.

THIRD. That Assignor shall execute or procure any further necessary assurances of the title to the Carrier Leases.

FOURTH. That each of the Carrier Leases is in full force and effect and that there has been no default by any party thereunder.

IN WITNESS WHEREOF, Assignor has duly executed this Bill of Sale.

ALLIANCE TOWERS, INC.

By: ______________________
Name: ROBERT SANDOVAL
Title: PRESIDENT

Exhibit A
to
Bill of Sale
Carrier Leases

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1. That certain lease dated April 20th, 2004 between Alliance Towers, Inc and Cingular Wireless, Inc. for the placement of Cingular equipment at the site designated as the Empire Tower Facility.

2. That certain lease dated April 20th, 2004 between Alliance Towers, Inc and Cingular Wireless, Inc. for the placement of Cingular equipment at the site designated as the Gresston Tower Facility.

3. That certain lease dated April 20th, 2004 between Alliance Towers, Inc and Cingular Wireless, Inc. for the placement of Cingular equipment at the site designated as the Milan Tower Facility.

4. That certain lease dated April 20th, 2004 between Alliance Towers, Inc and Cingular Wireless, Inc. for the placement of Cingular equipment at the site designated as the Mill Creek Tower Facility.

5. That certain lease dated April 20th, 2004 between Alliance Towers, Inc and Cingular Wireless, Inc. for the placement of Cingular equipment at the site designated as the New Red Hill Church Tower Facility.

6. That certain lease dated April 20th, 2004 between Alliance Towers, Inc and Cingular Wireless, Inc. for the placement of Cingular equipment at the site designated as the Wilson Tower Facility.

7. That certain lease dated September 18th, 2003 between Alliance Towers, Inc and Cingular Wireless, Inc. for the placement of Cingular equipment at the site designated as the Norman Tower Facility.

8. That certain lease dated September 15th, 2003 between Alliance Towers, Inc and Cingular Wireless, Inc. for the placement of Cingular equipment at the site designated as the Ousley Tower Facility.

9. That certain lease dated September 18th, 2003 between Alliance Towers, Inc and Cingular Wireless, Inc. for the placement of Cingular equipment at the site designated as the Pineboro Tower Facility.

10. That certain lease dated February 25th, 2004 between Alliance Towers, Inc and Verizon Wireless of the East LP, for the placement of Verizon equipment at the site designated as the Greens Cut Tower Facility.

11. That certain lease dated June 15th, 2004 between Alliance Towers, Inc and Verizon Wireless of the East LP, for the placement of Verizon equipment at the site designated as the Sasser Tower Facility.

12. That certain lease dated September 26th, 2003 between Alliance Towers, Inc and the County of Georgetown for the placement of the County's equipment at the site designated as the Georgetown Tower Facility.

13. That certain lease dated February 8, 2005, 2004 between Alliance Towers, Inc and Verizon Wireless of the East LP, for the placement of Verizon equipment at the site designated as the Milan Tower Facility.

14. That certain lease dated February 8, 2005 between Alliance Towers, Inc and Verizon Wireless of the East LP, for the placement of Verizon equipment at the site designated as the Empire Tower Facility.